ABSC OOMC 2006-HE3
Asset Backed Securities Portfolio Analysis

4,871 records
Balance: 965,389,463
All records

Selection Criteria: All records
Table of Contents

1. Summary
2. Summary
3. Mortgage Rate
4. Margin (ARM Loans)
5. Floor (ARM Loans)
6. Ceiling (ARM Loans)
7. Initial Cap (ARM Loans)
8. Periodic Cap (ARM Loans)
9. CLTV (without silent second)
10. Credit Score
11. DTI
12. Original Principal Balance
13. Loan Purpose
14. Product Type
15. Interest Only Term
16. Loan Type
17. Property Type
18. Documentation
19. Lien
20. State

1. Summary

Total Number of Loans: 4,871
Total Loan Balance: 965,389,463.31
Average Loan Balance: 198,191.23
WA CLTV (w/o Silent Sec): 80.43
WAC: 8.097
WA Rem Term: 356
Fixed Rate: 18.84
IOs: 17.56
MH: 0.49
1st Lien: 95.73
% Owner Occupied: 92.23
% Full Doc: 54.81
% Stated: 43.40
% Cash Out: 59.62
% Purchase: 33.98

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2. Summary

% Portfolio with Silent Second: 17.43
Balance with Silent Second: 168,271,115.22
Number of Loans with Silent Second: 843
CLTV: 83.80
California %: 27.00
% with Prepay: 71.55

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3. Mortgage Rate

Mortgage Rate	Balance	% Balance
5.000 - 5.499	15,551,394.40	1.61
5.500 - 5.999	16,686,870.99	1.73
6.000 - 6.499	45,839,550.52	4.75
6.500 - 6.999	150,170,345.27	15.56
7.000 - 7.499	122,636,601.56	12.7
7.500 - 7.999	168,794,429.15	17.48
8.000 - 8.499	112,024,181.42	11.6
8.500 - 8.999	120,863,730.58	12.52
9.000 - 9.499	68,665,380.23	7.11
9.500 - 9.999	49,736,390.19	5.15
10.000 - 10.499	31,857,165.64	3.3
10.500 - 10.999	22,152,363.02	2.29
11.000 - 11.499	14,789,080.11	1.53
11.500 - 11.999	14,945,297.66	1.55
12.000 - 12.499	7,908,048.86	0.82
12.500 - 12.999	2,596,761.25	0.27
13.000 - 13.499	144,888.09	0.02
13.500 - 13.999	26,984.37	0
Total:	965,389,463.31	100

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4. Margin (ARM Loans)

Margin (ARM Loans)	Balance	% Balance
2.501 - 3.000	280,710.59	0.04
3.501 - 4.000	1,420,139.30	0.18
4.001 - 4.500	3,807,014.36	0.49
4.501 - 5.000	34,849,669.93	4.45
5.001 - 5.500	113,803,947.04	14.52
5.501 - 6.000	173,933,485.99	22.2
6.001 - 6.500	161,890,796.62	20.66
6.501 - 7.000	133,927,064.24	17.09
7.001 - 7.500	87,997,315.39	11.23
7.501 - 8.000	64,275,683.22	8.2
8.001 - 8.500	6,601,312.36	0.84
8.501 - 9.000	685,948.93	0.09
9.001 - 9.500	16,444.90	0
10.001 - 10.500	31,772.74	0
Total:	783,521,305.61	100

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5. Floor (ARM Loans)

Floor (ARM Loans)	Balance	% Balance
4.501 - 5.000	164,000.39	0.02
5.001 - 5.500	1,423,148.47	0.18
5.501 - 6.000	16,369,323.82	2.09
6.001 - 6.500	41,098,138.71	5.25
6.501 - 7.000	116,694,649.75	14.89
7.001 - 7.500	110,268,874.57	14.07
7.501 - 8.000	142,744,945.49	18.22
8.001 - 8.500	100,347,566.29	12.81
8.501 - 9.000	104,008,848.49	13.27
9.001 - 9.500	55,283,973.90	7.06
9.501 - 10.000	44,388,522.57	5.67
10.001 - 10.500	24,219,175.98	3.09
10.501 - 11.000	12,058,260.90	1.54
11.001 - 11.500	8,372,255.00	1.07
11.501 - 12.000	4,483,320.61	0.57
12.001 - 12.500	1,596,300.67	0.2
Total:	783,521,305.61	100

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6. Ceiling (ARM Loans)

Ceiling (ARM Loans)	Balance	% Balance
8.501 - 9.000	1,109,703.16	0.14
9.001 - 9.500	2,095,753.56	0.27
9.501 - 10.000	3,325,240.15	0.42
10.001 - 10.500	3,896,238.57	0.5
10.501 - 11.000	6,936,019.03	0.89
11.001 - 11.500	3,739,259.97	0.48
11.501 - 12.000	18,027,354.57	2.3
12.001 - 12.500	40,159,584.82	5.13
12.501 - 13.000	109,859,428.42	14.02
13.001 - 13.500	106,498,036.36	13.59
13.501 - 14.000	137,901,889.79	17.6
14.001 - 14.500	99,644,026.30	12.72
14.501 - 15.000	102,245,428.50	13.05
15.001 - 15.500	54,747,997.44	6.99
15.501 - 16.000	43,352,226.58	5.53
16.001 - 16.500	24,062,054.71	3.07
16.501 - 17.000	11,918,642.14	1.52
17.001 - 17.500	8,127,859.99	1.04
17.501 - 18.000	4,278,260.88	0.55
18.001 - 18.500	1,596,300.67	0.2
Total:	783,521,305.61	100

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7. Initial Cap (ARM Loans)

Initial Cap (ARM Loans)	Balance	% Balance
1	223,554.52	0.03
2	7,041,863.94	0.9
3	776,255,887.15	99.07
Total:	783,521,305.61	100

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8. Periodic Cap (ARM Loans)

Periodic Cap (ARM Loans)	Balance	% Balance
1	781,649,868.08	99.76
1.5	1,871,437.53	0.24
Total:	783,521,305.61	100

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9. CLTV (without silent second)

CLTV (without silent second)	Balance	% Balance
10.01 - 15.00	174,626.73	0.02
15.01 - 20.00	102,715.16	0.01
20.01 - 25.00	201,858.95	0.02
25.01 - 30.00	1,193,277.14	0.12
30.01 - 35.00	1,418,678.20	0.15
35.01 - 40.00	3,849,260.45	0.4
40.01 - 45.00	6,224,696.98	0.64
45.01 - 50.00	11,645,780.56	1.21
50.01 - 55.00	18,002,418.60	1.86
55.01 - 60.00	26,974,915.88	2.79
60.01 - 65.00	52,239,465.42	5.41
65.01 - 70.00	55,254,039.21	5.72
70.01 - 75.00	83,494,539.86	8.65
75.01 - 80.00	315,719,025.41	32.7
80.01 - 85.00	84,879,658.12	8.79
85.01 - 90.00	135,268,188.59	14.01
90.01 - 95.00	115,289,109.19	11.94
95.01 - 100.00	53,457,208.86	5.54
Total:	965,389,463.31	100

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10. Credit Score

Credit Score	Balance	% Balance
<= 0	2,527,734.75	0.26
1 - 500	861,560.60	0.09
501 - 520	43,278,225.20	4.48
521 - 540	44,057,497.33	4.56
541 - 560	45,264,030.90	4.69
561 - 580	85,473,515.03	8.85
581 - 600	128,711,691.52	13.33
601 - 620	136,345,776.01	14.12
621 - 640	134,605,162.82	13.94
641 - 660	107,810,783.27	11.17
661 - 680	83,817,093.62	8.68
681 - 700	58,975,599.27	6.11
701 - 720	36,793,381.15	3.81
721 - 740	20,046,396.42	2.08
741 - 760	15,199,416.30	1.57
761 >=	21,621,599.12	2.24
Total:	965,389,463.31	100

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11. DTI

DTI	Balance	% Balance
<= 0.00	11,455,496.88	1.19
0.01 - 11.00	2,686,905.31	0.28
11.01 - 16.00	4,976,891.83	0.52
16.01 - 21.00	14,866,194.47	1.54
21.01 - 26.00	32,393,124.42	3.36
26.01 - 31.00	53,091,902.29	5.5
31.01 - 36.00	96,417,111.06	9.99
36.01 - 41.00	157,469,031.31	16.31
41.01 - 46.00	206,456,567.32	21.39
46.01 - 51.00	221,903,206.55	22.99
51.01 - 56.00	143,746,255.54	14.89
56.01 - 61.00	19,926,776.33	2.06
Total:	965,389,463.31	100

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12. Original Principal Balance

Original Principal Balance	Balance	% Balance
<= 49,999	17,801,939.66	1.84
50,000 - 99,999	59,333,833.80	6.15
100,000 - 149,999	114,026,379.05	11.81
150,000 - 199,999	108,714,896.99	11.26
200,000 - 249,999	93,749,774.00	9.71
250,000 - 299,999	77,235,534.74	8
300,000 - 349,999	106,989,185.08	11.08
350,000 - 399,999	81,798,389.40	8.47
400,000 - 449,999	66,442,603.83	6.88
450,000 - 499,999	59,571,730.03	6.17
500,000 - 549,999	37,462,113.53	3.88
550,000 - 599,999	33,147,802.03	3.43
600,000 - 649,999	19,162,057.75	1.98
650,000 - 699,999	18,059,864.47	1.87
700,000 - 749,999	10,096,378.67	1.05
750,000 - 799,999	11,510,913.88	1.19
800,000 - 849,999	8,161,720.46	0.85
850,000 >=	42,124,345.94	4.36
Total:	965,389,463.31	100

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13. Loan Purpose

Loan Purpose	Balance	% Balance
C	575,612,403.40	59.62
P	328,071,607.31	33.98
R	61,705,452.60	6.39
Total:	965,389,463.31	100

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14. Product Type

Product Type	Balance	% Balance
ARM	783,521,305.61	81.16
FXD	181,868,157.70	18.84
Total:	965,389,463.31	100

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15. Interest Only Term

Interest Only Term	Balance	% Balance
0	795,915,241.00	82.44
60	169,474,222.31	17.56
Total:	965,389,463.31	100

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16. Loan Type

Loan Type	Balance	% Balance
15 Yr Fixed	1,859,054.65	0.19
20 Yr Fixed	1,967,532.15	0.2
30 Yr Fixed	133,883,310.16	13.87
30 Yr Fixed- IO 5 Yrs	12,461,007.43	1.29
ARM 15/15	204,906.03	0.02
ARM 15/30 - IO 5 Yrs	162,500.00	0.02
ARM 2/13	176,669.19	0.02
ARM 2/28	394,396,641.52	40.85
ARM 2/28- IO 5Yrs	135,423,295.14	14.03
ARM 2/28-40YR Amortization	187,318,282.64	19.4
ARM 3/27	11,477,848.72	1.19
ARM 3/27- IO 5Yrs	3,922,517.99	0.41
ARM 3/27-40YR Amortization	3,745,883.54	0.39
ARM 5/25	14,459,706.58	1.5
ARM 5/25- IO 5Yrs	17,504,901.75	1.81
ARM 5/25-40YR Amortization	14,504,597.99	1.5
ARM 6 Month ¯40YR Amortization	132,780.82	0.01
ARM- 30 Yrs	90,773.70	0.01
BALLOON 40/30	31,697,253.31	3.28
Total:	965,389,463.31	100

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17. Property Type

Property Type	Balance	% Balance
Single Family	733,872,211.77	76.02
Condo - 1-4 Stories	36,854,819.46	3.82
Condo - 5 Stories & up	1,966,005.57	0.2
PUD	101,438,853.28	10.51
Manufactured home	4,732,523.12	0.49
2-4 Family	5,008,731.94	0.52
Condo Conversion	805,745.93	0.08
2 Unit	52,921,754.22	5.48
3-4 Units	27,788,818.02	2.88
Total:	965,389,463.31	100

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18. Documentation

Documentation	Balance	% Balance
Full Documentation	529,115,335.82	54.81
Lite Documentation	5,668,007.14	0.59
No Documentation	11,635,576.07	1.21
Stated Documentation	418,970,544.28	43.4
Total:	965,389,463.31	100

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19. Lien

Lien	Balance	% Balance
1	924,151,396.34	95.73
2	41,238,066.97	4.27
Total:	965,389,463.31	100

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20. State

State	Balance	% Balance
Alabama	2,559,885.95	0.27
Alaska	466,688.88	0.05
Arizona	12,357,518.36	1.28
Arkansas	1,918,979.68	0.2
California	260,617,266.78	27
Colorado	11,458,487.63	1.19
Connecticut	14,739,899.59	1.53
Delaware	2,910,563.67	0.3
District of Columbia	2,400,117.91	0.25
Florida	102,331,392.49	10.6
Georgia	16,493,530.71	1.71
Hawaii	5,556,159.19	0.58
Idaho	3,316,862.09	0.34
Illinois	24,269,405.57	2.51
Indiana	6,517,864.36	0.68
Iowa	2,087,068.92	0.22
Kansas	1,174,933.43	0.12
Kentucky	4,054,808.51	0.42
Louisiana	2,468,959.28	0.26
Maine	5,979,628.91	0.62
Maryland	25,467,525.67	2.64
Massachusetts	74,207,197.53	7.69
Michigan	20,529,607.56	2.13
Minnesota	4,528,888.31	0.47
Mississippi	774,333.95	0.08
Missouri	5,507,228.84	0.57
Montana	1,918,643.18	0.2
Nebraska	430,745.79	0.04
Nevada	13,350,801.86	1.38
New Hampshire	4,930,595.19	0.51
New Jersey	44,201,417.74	4.58
New York	92,571,179.54	9.59
North Carolina	13,670,287.12	1.42
North Dakota	57,490.50	0.01
Ohio	12,626,706.26	1.31
Oklahoma	5,132,775.12	0.53
Oregon	4,486,227.61	0.46
Pennsylvania	23,746,745.21	2.46
Rhode Island	8,388,049.97	0.87
South Carolina	9,062,918.94	0.94
South Dakota	350,298.74	0.04
Tennessee	8,286,952.68	0.86
Texas	39,635,006.25	4.11
Utah	1,709,133.19	0.18
Vermont	4,493,510.71	0.47
Virginia	36,173,825.89	3.75
Washington	15,988,283.09	1.66
Wisconsin	8,743,852.66	0.91
Wyoming	739,212.30	0.08
Total:	965,389,463.31	100

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Credit Suisse
11 Madison Avenue
New York, New York 10010
www.credit-suisse.com
3/20/2006 17:09

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of [ABSC - (333-127230)]. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale. This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein. The securities are being offered when, as and if issued. In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.